Exhibit 24

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors and Officers of Foster Wheeler Corporation, a New York corporation, which may file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, or such other Form as may be appropriate, for the registration under said Act of Common Stock, $1.00 par value, of said Corporation to be issued in connection with said Corporation's 1995 Stock Option Plan, does hereby make, constitute and appoint Richard J. Swift, David J. Roberts, Lisa Fries Gardner, and/or any of them, his or her true and lawful attorney-in-fact and agent, with full power to act as his or her true and lawful attorney-in-fact and agent for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and post-effective amendments thereto, with power where appropriate to fix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statement and any and all amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, or any of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in connection with the filing of such Registration Statement and amendments thereto as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, may lawfully do or cause to be done by virtue hereof.


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


                 IN WITNESS WHEREOF, The undersigned have hereunto set their hands and seals this 23rd day of February, 1999.


                                /S/ Richard J. Swift
                                -------------------------------------------
                                 Richard J. Swift, Chairman,
                                President, Chief Executive Officer
                                & Director (Principal Executive Officer)

                                /S/ David J. Roberts
                                -------------------------------------------
                                David J. Roberts, Vice Chairman,
                                Chief Financial Officer & Director
                                (Principal Financial Officer)

                                /S/ George S. White
                                -------------------------------------------
                                George S. White, Vice President &
                                Controller (Principal Accounting Officer)

                                /S/ Eugene D. Atkinson
                                -------------------------------------------
                                Eugene D. Atkinson, Director

                                /S/ Louis E. Azzato
                                -------------------------------------------
                                Louis E. Azzato, Director

                                /S/ David J. Farris
                                -------------------------------------------
                                David J. Farris, Director

                                /S/ E. James Ferland
                                -------------------------------------------
                                E. James Ferland, Director

                                /S/ Martha Clark Goss
                                -------------------------------------------
                                Martha Clark Goss, Director

                                /S/ Constance J. Horner
                                -------------------------------------------
                                Constance J. Horner, Director

                                /S/ Joseph J. Melone
                                -------------------------------------------
                                Joseph J. Melone, Director

                                /S/ John E. Stuart
                                -------------------------------------------
                                John E. Stuart, Director


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